SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 2, 2001
                Date of Report (Date of earliest event reported):



                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)



                                    MISSOURI
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                 (State or other jurisdiction of incorporation)



               000-23213                               43-1718931
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      (Commission File Number)           (I.R.S. Employer Identification Number)



13705 Shoreline Court East, Earth City, MO                63045
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(Address of principal executive offices)               (Zip Code)



                                 (314) 344-0010
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         Young Innovations, Inc. ("Young") has announced that it will acquire 700,000 shares of its common stock from George E. Richmond, its Chairman and Chief Executive Officer, as more fully described on the attached press release, attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements and information:

                  None

         (b)      Exhibits:

                  99.1 Press Release, dated November 2, 2001, announcing the purchase of 700,000 shares of Young common stock from George E. Richmond.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            YOUNG INNOVATIONS, INC.


                                            By:   /s/ Arthur L. Herbst, Jr.
                                                --------------------------------
                                                    Arthur L. Herbst, Jr.
                                                    Executive Vice President
                                                    Strategic Planning and Chief
                                                    Financial Officer

Dated:  November 7, 2001